Net Loss Per Share of Common Stock	12 Months Ended
Dec. 31, 2024
Net Loss Per Share of Common Stock
Net Loss Per Share of Common Stock

4. Net Loss Per Share of Common Stock

Basic net loss per common share is determined by dividing net loss by the weighted-average number of common shares outstanding during the period, without consideration of common stock equivalents. Diluted net loss per share is computed by dividing net loss by the weighted-average number of common stock equivalents outstanding for the period. The treasury stock method is used to determine the dilutive effect of the Company’s stock options and restricted stock units (RSUs).

The following potentially dilutive securities outstanding have been excluded from the computation of diluted weighted-average common shares outstanding, as they would be anti-dilutive:

	2024	2023
Stock options and RSUs	15,043,815	10,981,357